SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 10, 2006

EPIC BANCORP
(Exact name of registrant as specified in its charter)

California	000-50878	68-0175592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

851 Irwin Street, San Rafael California		94901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (415) 526-6400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On February 8, 2006 the Board of Directors of Epic Bancorp set the 2006 annual base salaries for executive officers and awarded bonuses to certain executive officers for their performance in 2005.  The following chart shows the 2005 base salary and the 2006 base salary for executive officers.

Name	Position	2005 Base	2006 Base

Kit M. Cole	Chief Executive Officer Epic Bancorp	$225,000	$235,000

Mark Garwood	President/ Chief Executive Officer Tamalpais Bank Interim Chief Executive Officer Epic Wealth Management	225,000	235,000

Michael Moulton	Chief Financial Officer Executive Vice President, Chief Financial Officer Tamalpais Bank Chief Financial Officer Epic Wealth Management	154,500	159,907

The following chart shows the bonuses paid in 2006 (based on 2005 performance) for certain executive officers.

Name	Position	2006 Bonus

Mark Garwood	President/ Chief Executive Officer Tamalpais Bank Interim Chief Executive Officer Epic Wealth Management	$85,687

Michael Moulton	Chief Financial Officer Executive Vice President, Chief Financial Officer Tamalpais Bank Chief Financial Officer Epic Wealth Management	37,722

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.02 (b)

Effective February 6, 2006 Jeffrey A. Roush has been named Senior Managing Director of Acquisitions for Epic Wealth Management (EWM), a wholly owned subsidiary of Epic Bancorp.  Mr. Roush is no longer Chief Executive Officer of EWM and is no longer an Executive Officer of the Company.

Item 5.02 (c)

Also effective February 6, 2006 Mark Garwood has been appointed interim Chief Executive Officer of EWM.  Mr. Garwood, age 51, a resident of Kentfield, California, continues to serve as President / CEO of Tamalpais Bank, and serves as a director and vice-chairman of the Board of Directors of Tamalpais Bank.   Mr. Garwood began employment with Tamalpais Bank as Vice President and Chief Lending Officer in 1991, was named President in 1996, and was promoted to CEO effective December 31, 2004.

This filing contains forward-looking statements with respect to the financial condition, results of operation and business of Epic Bancorp and its subsidiaries. These include, but are not limited to, statements that relate to or are dependent on estimates or assumptions relating to the prospects of loan growth, credit quality, changes in securities or financial markets, and certain operating efficiencies resulting from the operations of Tamalpais Bank and Epic Wealth Management . These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) competitive pressure among financial services companies increases significantly; (2) changes in the interest rate environment reduce interest margins; (3) general economic conditions, internationally, nationally or in the State of California are less favorable than expected; (4) legislation or regulatory requirements or changes adversely affect the businesses in which the consolidated organization is or will be engaged;(5) the ability to satisfy the requirements of the Sarbanes-Oxley Act and other regulations governing internal controls; (6) volatility or significant changes in the equity and bond markets which can affect overall growth and profitability or our wealth management business ;and  (7) other risks detailed in the Epic Bancorp filings with the Securities and Exchange Commission. When relying on forward-looking statements to make decisions with respect to Epic Bancorp, investors and others are cautioned to consider these and other risks and uncertainties.  Epic Bancorp disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2006	EPIC BANCORP

/s/ Michael E. Moulton

Michael E. Moulton, Chief Financial Officer
(Principal Financial Officer)